                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  June 10, 1999
                                                 -------------------------------


                                  AMDL, INC.
                                  ----------
            (Exact name of registrant as specified in its charter)


           Delaware                            33-23786-LA                   87-0188822
-------------------------------         ------------------------      -----------------------
(State or other jurisdiction of         (Commission File Number)      (IRS Employer Identifi-
incorporation)                                                        cation No.)
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       14272 Franklin Avenue, Suite 106, Tustin, CA           92780-7039
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       (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:  (714) 505-4460
                                                   -----------------------------



       _________________________________________________________________
         (Former name or former address, if changed since last report)
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Item 1.  Changes in Control of Registrant.

     Not applicable.

Item 2.  Acquisition or Disposition of Assets.

     Not applicable.

Item 3.  Bankruptcy or Receivership.

     Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

[References are to Item 304 of Regulation S-K]
(a)(1)(i)      On July 6, 1999 Arthur Andersen LLP ("Arthur Andersen") and
               Registrant agreed that Arthur Andersen would no longer be retained as Registrant's independent accountants for the fiscal year ended December 31, 1998. Accordingly, the client-independent accountant relationship was terminated as of that date.

(a)(1)(ii) Arthur Andersen's report on the Registrant's financial statements for the years ended December 31, 1997 and 1996 did not contain any adverse opinion or a disclaimer of opinion, or were not qualified, but were modified as to the Registrant's ability to continue as a going concern.

(a)(1)(iii) The decision to hire new independent accountants was approved by the Registrant's Board of Directors.

(a)(1)(iv)     During the Registrant's fiscal years ended December 31, 1997 and
               1996 and subsequent interim periods, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Arthur Andersen, would have caused Arthur
               Andersen to make a reference to the subject matter of the disagreement(s) in connection with its reports.

(a)(1)(v)      During the Registrant's fiscal years ended December 31, 1997 and
               1996 and subsequent interim periods, Arthur Andersen did not advise the Registrant with respect to any of the matters described in Item 304(a)(1)(v) of Securities and Exchange
               Commission Regulation S-K.

(a)(2)         On July 7, 1999 a new independent accounting firm, Corbin &
               Wertz, Irvine, California, was engaged as the Registrant's independent accountants. During the Registrant's fiscal years ended December 31, 1997 and 1996 and subsequent interim periods, the Registrant did not consult Corbin & Wertz regarding (i) either the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Registrant's financial statements, or (ii) any

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               matter that was the subject of a disagreement (as defined in Item
               304(a)(1)(iv) of Securities and Exchange Commission Regulation S-
               K) or was a reportable event (as defined in Item 304(a)(1)(v) of
               Securities and Exchange Commission Regulation S-K).

(a)(3) The Registrant has provided Arthur Andersen with a copy of the foregoing disclosures and requested in writing that Arthur
               Andersen furnish it within 10 business days with a letter addressed to the SEC stating whether or not it agrees with such disclosures. A copy of such letter is being filed as an exhibit with this report in accordance with Item 601 of Securities and Exchange Commission Regulation S-K.

Item 5.  Other Events.

     Not applicable.

Item 6.  Resignations of Registrant's Directors.

     Effective June 10, 1999, for personal reasons Ira Leemon resigned his position as a Director of the Registrant. There was no disagreement with Mr.
Leemon relating to the Registrant's operations, policies or practices.

Item 7.  Financial Statements and Exhibits.

(a)  Not applicable.
(b)  Not applicable.
(c)  Exhibits
     16.1  Letter from Arthur Andersen re disclosures

Item 8.  Change in Fiscal Year.

     Not applicable.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMDL, INC.
                                        (Registrant)

Date:  July 20, 1999                    By: /s/ Gary L. Dreher, President
                                           -------------------------------------
                                           Gary L. Dreher, President

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